         Exhibit 10.4(e)

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of January 17, 2021 and is between INDEPENDENT BANK GROUP, INC., a Texas corporation (the “Borrower”), and U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), a national banking association, as the Lender and as Administrative Agent.

RECITALS

A.    Borrower, the Lender and the Administrative Agent are party to a Credit Agreement dated as of January 17, 2019, and a First Amendment to Credit Agreement dated as of January 17, 2020 (as amended, restated or otherwise modified, the “Credit Agreement”). Capitalized terms not otherwise defined in this First Amendment shall have the meanings respectively ascribed to them in the Credit Agreement.

B.    The parties hereto desire to amend and modify the Credit Agreement in accordance with the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT.

Section 1.1    Article I - Definitions. The definitions of “LIBOR Loan” and “Termination Date” as set forth in Article I of the Credit Agreement are amended in their entireties to read as follows:

“LIBOR Loan” means each Revolving Loan to the extent the Monthly Reset LIBOR Rate is the base rate of interest for such Revolving Loan under this Agreement.

“Termination Date” means January 17, 2022 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

Article I of the Credit Agreement shall be amended by deleting the definition of “LIBOR Rate” and adding thereto the following definitions in proper alphabetical order:

“Benchmark” is defined in Section 3.3.

“Board” means the Board of Governors of the Federal Reserve System.

“Daily Simple SOFR” means a daily rate based on SOFR and determined by the Lender in accordance with the conventions for such rate.

“LIBOR” means the London interbank offered rate.

“Monthly Reset LIBOR Rate” means the greater of (a) zero percent (0.0%) and (b) the one-month LIBOR rate quoted by the Administrative Agent from Reuters Screen LIBOR01 Page or any successor thereto that may be designated by the Administrative Agent or the Lender as provided in Section 3.3, which shall be that one-month LIBOR rate in effect two New York Banking Days prior to the Rate Adjustment Date, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation, such rate rounded up to the nearest one-sixteenth percent, and such rate to be reset monthly on each Rate Adjustment Date. If the initial Revolving Loan is made other than on the Rate Adjustment Date, the initial one-month LIBOR rate shall be that one-month LIBOR rate in effect two New York Banking Days prior to the later of (a) the immediately preceding Rate Adjustment Date and (b) the Closing Date, which rate plus the percentage described above shall be in effect until the next Rate Adjustment Date.

“New York Banking Day” means any day (other than a Saturday or Sunday) on which commercial banks are open for business in New York, New York.

“Rate Adjustment Date” means the last day of each month.

“SOFR” means the secured overnight financing rate which is published by the Board and available at www.newyorkfed.org.

“Term SOFR” means a forward-looking term rate based on SOFR and recommended by the Board.

Section 1.2    Interest Rate. Section 2.7 of the Credit Agreement s amended in its entirety to read as follows:

2.7    Interest Rates, Prior to an Event of Default, and except as otherwise provided herein, interest on each Revolving Loan shall accrue at an annual rate equal to 1.75% plus the Monthly Reset LIBOR for each day such Revolving Loan shall be outstanding. The Administrative Agent's internal records of applicable interest rates shall be determinative in the absence of manifest error.

Section 1.3    Availability of LIBOR Advances; Adequacy of Interest Rate. Section 3.3 of the Credit Agreement is amended in its entirety to read as follows:

3.3    LIBOR Unavailability. If the Administrative Agent or the Lender has determined that (a)(i) the administrator, or any relevant agency or authority for such administrator, of LIBOR (or any substitute index which replaces LIBOR (LIBOR or such replacement, the “Benchmark”)) has announced that such Benchmark will no longer be provided, (ii) any relevant agency or authority has announced that such Benchmark is no longer representative, or (iii) any similar circumstance exists such that such Benchmark has become unavailable or ceased to exist, or (b) similar loans are being documented with a replacement rate to such Benchmark, the Administrative Agent and the Lender will (x) replace such Benchmark with a replacement rate or (y) if any such circumstance applies to fewer than all tenors of such Benchmark used for determining an interest period hereunder, discontinue the availability of the affected interest periods. In the case of LIBOR, (a) for any advance hereunder where the rate is reset daily, such replacement rate will be Daily Simple SOFR, plus the adjustment described below, and (b) for any advance hereunder where the rate is reset at monthly or longer intervals, such replacement rate will be Term SOFR, plus the adjustment described below; provided that if the Administrative Agent or the Lender determines in its sole discretion that (i) Term SOFR is not available for the applicable advance at the time of such replacement or (ii) the administration of Term SOFR is not administratively feasible for the Administrative Agent or the Lender, then such replacement rate will be Daily Simple SOFR, plus the adjustment described below. In each case, the Administrative Agent and the Lender will add an adjustment to Term SOFR or Daily Simple SOFR that is selected or recommended by the Board. In connection with the selection and implementation of any such replacement rate, the Administrative Agent and the Administrative Agent or the Lender may make any technical, administrative or operational changes that the Lender decides may be appropriate to reflect the adoption and implementation of such replacement rate. The Administrative Agent and the Lender do not warrant or accept any responsibility for the administration or submission of, or any other matter related to, LIBOR or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation whether any such alternative, successor or replacement rate will have the same value as, or be economically equivalent to, LIBOR. The Administrative Agent’s and Lender’s internal records of applicable interest rates shall be determinative in the absence of manifest error.

SECTION 2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Lender and the Administrative Agent as of the date hereof as follows:

(i)    No Default or Event of Default has occurred or is continuing under the Credit Agreement, and no Default or Event of Default would result from the amendment contemplated hereby.

(ii)    The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary and proper corporate and other proceedings and do not and will not require any registration with, consent or approval of, or notice to or action by any Person (including any Governmental Authority) in order to be effective and enforceable.

(iii)    This Amendment and the other Loan Documents (as amended by this Amendment) constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(iv)    The representations and warranties contained in Article V of the Credit Agreement are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the date hereof (upon giving effect to this Amendment), except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all respects on and as of such earlier date and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of such Borrowing Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

(v)    Borrower is in compliance with all of the covenants contained in the Credit Agreement.

(vi)    Borrower’s Obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right to recoupment, abatement or other claim.

SECTION 3. ADDITIONAL TERMS.

Section 3.1    Acknowledgement of Indebtedness under Credit Agreement. Borrower acknowledges and confirms that, as of the date hereof, Borrower is indebted to the Lender, without defense, setoff, or counterclaim, in the aggregate principal amount of $6,500,000 under the Credit Agreement.

Section 3.2    The Credit Agreement. On and after the Effective Date: (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, (ii) each reference to the Credit Agreement in all Loan Documents shall mean and be a reference to the Credit Agreement, as amended hereby, and (iii) this Amendment shall be deemed a “Loan Document” for the purposes of the Credit Agreement.

Section 3.3    Amendment and Credit Agreement to be Read Together. This Amendment supplements and is hereby made a part of the Credit Agreement, and the Credit Agreement and this Amendment shall from and after the Effective Date be read together and shall constitute one agreement. Except as otherwise set forth herein, the Credit Agreement shall remain in full force and effect.

Section 3.4    Acknowledgements. Borrower acknowledges that (i) it has been advised by counsel of its choice of law with respect to this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby and thereby, (ii) any waiver of Borrower set forth herein has been knowingly and voluntarily made, and (iii) the obligations of the Lender and the Administrative Agent hereunder shall be strictly construed and shall be expressly subject to Borrower’s compliance in all respects with the terms and conditions of the Credit Agreement.

Section 3.5    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Event of Default (including without limitation any Event of Default existing on the date hereof), nor operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent (including without limitation any rights, powers or remedies of a Lender or the Administrative Agent with respect to any Event of Default existing on the date hereof), nor constitute a waiver of, or consent to any departure from, any provision of the Credit Agreement, or any of the other Loan Documents.

Section 3.6    No Novation. The terms and conditions of the Credit Agreement are amended as set forth in this Amendment. It is expressly understood and acknowledged that nothing in this Amendment shall be deemed to cause or otherwise give rise to a novation of the indebtedness contemplated in the Credit Agreement. All of Borrower’s “Obligations” under the Credit Agreement shall in all respects be continuing and this Amendment shall not be deemed to evidence or result in a novation or repayment and re- borrowing of such “Obligations.”

SECTION 4. CONDITIONS PRECEDENT. The amendments set forth in SECTION 1 above shall become effective as of the date (the “Effective Date”) on which each of the following conditions shall have been satisfied: (i) Administrative Agent shall have received a fully executed Amendment and any other documents to be executed, delivered, or performed in connection with this Amendment (the “Amendment Documents”); (ii) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date; (iii) a certificate of the Secretary or Assistant Secretary of Borrower certifying (A) as to resolutions of the Board of Directors of Borrower sufficient to authorize this Amendment by Borrower and its execution and delivery by officers of Borrower, that there has been no change in or revocation of the authority granted to the officers of Borrower therein, (B) that there has been no change to Borrower’s articles of incorporation or bylaws since a copy thereof was provided by the secretary or assistant secretary of Borrower with a certificate delivered to the Administrative Agent on or about the date of the Credit Agreement or if such changes have occurred, providing a true and accurate copy of the current articles of incorporation and bylaws, as applicable, (C) as to the names and titles of officers authorized to execute and deliver this Amendment, and (D) as to such other matters as the Administrative Agent shall require; (iv) a certificate of good standing or status from the Secretary of State or other applicable office of the state in which Borrower was incorporated or formed, and (v) Administrative Agent shall have received payment from Borrower, in immediately available funds, of an amount sufficient to reimburse all reasonable out-of-pocket costs, fees and expenses incurred by Administrative Agent, or for which Administrative Agent has become obligated which have been invoiced to Borrower prior to or on the date hereof, in connection with the negotiation, preparation and consummation of this Amendment, including but not limited to, reasonable attorneys’ fees and expenses.

SECTION 5. RELEASE. BORROWER, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, DOES HEREBY FULLY, FINALLY AND UNCONDITIONALLY RELEASE AND FOREVER DISCHARGE, AND AGREES TO HOLD HARMLESS, THE LENDER, THE ADMINISTRATIVE AGENT AND EACH OF THEIR RESPECTIVE EQUITY HOLDERS AND AFFILIATES, AND THEIR RESPECTIVE AGENTS, ADVISORS, MANAGERS, PARENTS, SUBSIDIARIES, ATTORNEYS, REPRESENTATIVES, EMPLOYEES, OFFICERS AND DIRECTORS, AND THE SUCCESSORS, ASSIGNS, HEIRS AND REPRESENTATIVES OF EACH OF THE FOREGOING, FROM ANY AND ALL DEBTS, CLAIMS, COUNTERCLAIMS, SETOFFS, OBLIGATIONS, DAMAGES, COSTS, ATTORNEYS’ FEES AND EXPENSES, SUITS, DEMANDS, LIABILITIES, ACTIONS, PROCEEDINGS AND CAUSES OF ACTION, IN EACH CASE WHETHER KNOWN OR UNKNOWN, CONTINGENT OR FIXED, DIRECT OR INDIRECT AND OF WHATEVER KIND, NATURE OR DESCRIPTION, AND WHETHER IN LAW OR IN EQUITY, UNDER CONTRACT, TORT, STATUTE OR OTHERWISE, THAT BORROWER HAS

HERETOFORE HAD OR NOW OR HEREAFTER CAN, SHALL OR MAY HAVE BY REASON OF ANY ACT, OMISSION OR THING WHATSOEVER DONE OR OMITTED TO BE DONE ON OR PRIOR TO THE EFFECTIVE DATE ARISING OUT OF, CONNECTED WITH OR RELATED IN ANY WAY TO THIS AMENDMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, THE TRANSACTIONS DESCRIBED THEREIN, THE REVOLVING LOANS, THE LENDER’S AND THE ADMINISTRATIVE AGENT’S ADMINISTRATION THEREOF, OR THE FINANCING OR BANKING RELATIONSHIPS OF BORROWER WITH THE LENDER AND THE ADMINISTRATIVE AGENT.

SECTION 6. MISCELLANEOUS.

Section 6.1    Entire Agreement; Successors. This Amendment (i) constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect hereto or thereto are expressly superseded hereby; and (ii) shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto permitted pursuant to Article XIII of the Credit Agreement.

Section 6.2    Counterparts. This Amendment may be executed in any number of counterparts (which taken together shall constitute one and the same instrument) and by facsimile or electronic (.pdf) transmission, which facsimile or electronic (.pdf) signatures shall be considered original executed counterparts.

Section 6.3    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
Section 6.4    CONSENT TO JURISDICTION. BORROWER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT AND BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

Section 6.5    WAIVER OF JURY TRIAL. BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY

JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

Section 6.6    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.1 (OTHER THAN TRANSMISSION BY FACSIMILE) OF THE CREDIT AGREEMENT WITH RESPECT TO THE MATTERS SET FORTH IN THIS AMENDMENT. NOTHING IN THIS WAIVER WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

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usbank.com

IN WITNESS WHEREOF, Borrower, the Lender, and the Administrative Agent have executed this
Amendment as of the date first above written.

INDEPENDENT BANK GROUP, INC.

By: /s/ David R. Brooks     Name: David R. Brooks
Title: Chairman of the Board, CEO and
President